Prospectus Supplement	248650-11/07
dated November 30, 2007 to:

PUTNAM VT OTC AND EMERGING GROWTH FUND
Prospectus dated April 30, 2007

The section Who oversees and manages the funds? is supplemented to reflect that the members of the Small and Emerging Growth Team primarily responsible for the day-today management of the fund’s portfolio are now Richard Weed (Co-Portfolio Leader) and Raymond Haddad (Co-Portfolio Leader), who was previously a Portfolio Member for the fund.

Positions held by Messrs. Weed and Haddad over the past five years are set forth in the current prospectus.

HV-6271